EXHIBIT 10.6

                             MASTER REPURCHASE AGREEMENT

                                                    Dated as of December 8, 1997
          Between:
          LNR SANDS HOLDINGS INC.
          and
          GOLDMAN SACHS MORTGAGE COMPANY

            1. APPLICABILITY
             From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

           2. DEFINITIONS
             (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

             (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

             (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

             (d) "Confirmation", the meaning specified in Paragraph 3(b) hereof;

             (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

             (f) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

             (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

             (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

             (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

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             (j) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

             (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in THE WALL STREET JOURNAL;

             (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

             (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

             (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

             (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

             (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

             (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

           3. INITIATION; CONFIRMATION; TERMINATION

             (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

             (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

             (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchase Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

           4. MARGIN MAINTENANCE

             (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller`s option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

             (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

             (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

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             (d) Seller and Buyer may agree, with respect to any or all
          Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

             (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

           5. INCOME PAYMENTS

             Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

           6. SECURITY INTEREST

             Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

           7. PAYMENT AND TRANSFER

             Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or
          (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in
          Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

           8. SEGREGATION OF PURCHASED SECURITIES

             To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transactions shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph. 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

          REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH
          THE SELLER RETAINS CUSTODY OF THE PURCHASED
          SECURITIES

             Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* be subject to liens granted by Seller to [its clearing bank]* and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* lien or to obtain substitute securities.

          *Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

          **Language to be used under 17 C.F.R. 403.5(d) if Seller is a financial institution.

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           9. SUBSTITUTION

             (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

             (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; PROVIDED, HOWEVER, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

           10. REPRESENTATIONS

             Each of Buyer and Seller represents and warrants to the other that
          (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

           11. EVENTS OF DEFAULT

             In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date,
          (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

             (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

             (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

             (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

             (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

                 (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder

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             or (B) In its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

                 (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

             (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting parry
          (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

             (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

             (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

             (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

           12. SINGLE AGREEMENT

             Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

           13. NOTICES AND OTHER COMMUNICATIONS

             Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II attached hereto.

            14. ENTIRE AGREEMENT; SEVERABILITY

             This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwitlhstanding the unenforceability of any such other provision or agreement.

            15. NON-ASSIGNABILITY; TERMINATION

             The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be canceled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

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            16. GOVERNING LAW

             This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

            17. NO WAIVERS, ETC.

             No express or implied waiver of any Event of Default by either party shalI constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

            18. USE OF EMPLOYEE PLAN ASSETS

             (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed In reliance thereon but shall not be required so to proceed.

             (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and Its most recent subsequent unaudited statement of its financial condition.

             (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

            19. INTENT

             (a) The parties recognize that each transaction is a "repurchase agreement" as that term is defined In Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

             (b) it is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

            20. DISCLOSURE RELATING TO CRETAN FEDERAL PROTECTIONS

             The parties acknowledge that they have been advised that:

             (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

             (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

             (c) In the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

Goldman Sachs Mortgage Company            [Name of Party]LNR Sands Holdings Inc.

BY: Goldman Sachs Real Estate
Funding Corp.

By: /s/ PETER L. BRIGER, JR.               By: /s/ SHELLY RUBIN
        ------------------------                   ----------------------
        Peter L. Briger, Jr.                       Shelly Rubin
Title:  Vice President                     Title: Vice President - CFO
Date:                                      Date:  December 8, 1997

                       SUPPLEMENTAL TERMS AND CONDITIONS

             NAMES AND ADDRESSES FOR COMMUNICATIONS BETWEEN PARTIES

                                ANNEX I

                   SUPPLEMENTAL TERMS AND CONDITIONS

            This Annex I forms a part of the Master Repurchase Agreement dated as of DECEMBER 8, 1997 (the "Agreement") between LNR SANDS and Goldman Sachs Mortgage Company. Capitalized terms used but not defined in this Annex I shall have the meanings ascribed to them in the Agreement. LNR SANDS shall act only as Buyer and Goldman Sachs Mortgage Company shall act only as Seller under the Agreement.

            1. (a) "Margin Notice Deadline", as used in the Agreement and in this Annex I, means __ [a.m./p.m.].

            (b) Paragraph 2 of the Agreement is amended by adding the following defined term:

                "Mortgage Loan", any loan or divided or undivided interest therein secured by a mortgage, deed of trust or other instrument creating a mortgage lien on any fee interest of the obligor on the related mortgage note in land and improvements thereon subject to the lien of such mortgage, deed of trust or other instrument."

            (c) The definition of "Market Value" in Paragraph 2 of the Agreement is amended by adding the following at the end thereof:

                "and, with respect to any Mortgage Loan, as of any date, the market value thereof on such date as may reasonably be determined by Seller in accordance with commercially acceptable standards on the date of determination;"

            (d) Paragraph 2 of the Agreement is further amended by adding the following paragraph at the end thereof:

                "The term "Securities" shall include Mortgage Loans, but such inclusion is for purposes of reference only and is not intended to, and shall not, affect the characterization of Mortgage Loans for any other purpose."

            2. Subparagraph 3(c) of the Agreement is amended by adding the following at the end of the first sentence thereof:

                "In the case of Transactions involving Mortgage Loans, such demand shall be made no later than 4 :00 p.m., New York City time, on the business day preceding the day on which such termination will be effective, which day shall also be a business day."

            3. Paragraph 6 of the Agreement is amended by adding the following at the end of the last sentence thereof:

                "In the case of Transactions involving Mortgage Loans, Buyer hereby pledges to Seller as security for the performance by Buyer of its obligations under each such Transaction, and grants to Seller a security interest in, all of the Purchased Securities consisting of Mortgage Loans with respect to all such Transactions and all proceeds thereof."

            4. Paragraph 7 of the Agreement is amended by adding the following at the end of the last sentence thereof:

                "On the Purchase Date in respect of Transactions involving Mortgage Loans, Seller shall transfer such Mortgage Loans to Buyer by marking its books and records to reflect that such Mortgage Loans have been sold to Buyer. Transfers of Mortgage Loans by Buyer to Seller for purposes of this Paragraph 7 shall be accomplished by an appropriate notation in the Seller's books and records reflecting that such Mortgage Loans have been sold by Buyer to Seller."

            5. Paragraph 8 of the Agreement is amended by adding the following at the end of the last sentence thereof:

                "In the case of Transactions involving Mortgage Loans, to the extent that record title to such Mortgage Loans in the name of Seller is retained by Seller, such record title shall be retained in trust, for the benefit of Buyer, for the sole purpose of facilitating the servicing and the supervision of the Mortgage Loans. Upon termination of any Transaction as set forth in paragraph 3(c) of this Agreement, Buyer agrees promptly to execute such instruments and documents as are deemed necessary by Seller to reconvey the related Mortgage Loans to Seller or its designee. Seller shall prepare and furnish to Buyer all such instruments and documents at Seller's expense. Buyer shall not be responsible for recording or filing any such instruments or documents. Any such reconveyance to Seller shall be made without recourse to Buyer and without any representations and warranties, except that Buyer shall be deemed to represent and warrant to Seller that (i) Buyer is reconveying to Seller all right, title and interest to such Mortgage Loans to the same extent as was originally conveyed by Seller to Buyer and (ii) Buyer has not agreed to any modification or waiver of any provision of such Mortgage Loans which would materially adversely affect the value thereof or Seller's interest therein or materially impair the security therefor."

            6. In the case of Transactions involving Mortgage Loans, the text entitled "Required Disclosure for Transactions in Which the Seller Retains Custody of the Purchased Securities" is replaced with the following:

  DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURITIES

      Seller is not permitted to substitute other Purchased Securities for those subject to this Agreement and therefore must keep the Purchased Securities segregated at all times, unless in this Agreement the Buyer grants Seller the right to substitute other Purchased Securities. If Buyer grants Seller such right to substitute, this means that the Purchased Securities will likely be commingled with Seller's own assets. Buyer is advised that, if the Purchased Securities are commingled with Seller's other assets, they may be subject to liens granted by Seller to third parties and may be used by Seller for deliveries on other transactions. Seller makes no representation to Buyer concerning Buyer's rights in Purchased Securities commingled with other assets of Seller.

            7. (a) Subparagraph 11(d)(i) of the Agreement is amended by adding after the word "hereunder" in the last sentence thereof the following:

                "and in either case, upon receipt by Buyer of the aggregate unpaid Repurchase Prices and any other amount owing by the defaulting party, including, without limitation, any unpaid fees, expenses or other amounts to which Buyer is otherwise entitled hereunder, Buyer shall transfer the portion of the Purchased Securities and proceeds thereof."

            (b) Paragraph 11 of the Agreement is amended by adding the following subparagraph at the end of the last subparagraph thereof.

                "Any purchases of Replacement Securities, pursuant to Paragraph 11(d)(ii) of this Agreement, which are Mortgage Loans shall be, to the extent reasonably possible, of the same type and amount as the Purchased Securities that are not delivered by Buyer and may be effected in public or private purchases, in each case as Seller may reasonably deem appropriate and at such price or prices as Seller may reasonably deem satisfactory. In the event Seller elects in lieu of so purchasing such Replacement Securities to be deemed to have purchased Replacement Securities as provided in Paragraph 11(d)(ii), such Replacement Securities shall be deemed to have been purchased at the market value thereof as reasonably determined by Seller in accordance with commercially acceptable standards or, if applicable, at the prevailing price therefor in a recognized market."

            8. If the Agreement is in the form of the 1987 Public Securities Association Master Repurchase Agreement, the Agreement shall be further amended as follows:

            (a) The definition of "Buyer's Margin Amount" in Paragraph 2 of the Agreement is amended by adding the following at the end thereof:

                ";in the case of a Transaction involving Mortgage Loans, such percentage shall be, in the absence of any agreement in respect thereof between Buyer and Seller, the percentage calculated by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date;"

            (b) The definition of "Seller's Margin Amount" in Paragraph 2 of the Agreement is amended by adding the following at the end thereof:

                "; in the case of a Transaction involving Mortgage Loans, such percentage shall be, in the absence of any agreement in respect thereof between Buyer and Seller, the percentage employed in calculating the Buyer's Margin Amount."

            (c) Paragraph 4 of the Agreement is amended by adding the following subparagraph at the end of the last subparagraph thereof.

                "If any notice is given by Buyer or Seller under subparagraph
  (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice."

            (d) Subparagraph 11(d)(i) of the Agreement is amended by inserting, following the word "market" and before the word "at", on the second line thereof, the phrase "or in any other commercially reasonable manner".

GOLDMAN SACHS MORTGAGE COMPANY             LNR Sands Holdings Inc

By: Goldman Sachs Real Estate
    Funding Corp.

By: /s/ PETER L. BRIGER, JR.               By: /s/ SHELLY RUBIN
        --------------------------                 ---------------------
Name:   Peter L. Briger, Jr.               Name:   Shelly Rubin
Title:  Vice President                     Title:  Vice President and CFO
Date:                                      Date:   December 8, 1997

FORM W-9                      REQUEST FOR TAXPAYER             GIVE FORM TO THE
                            IDENTIFICATION NUMBER AND          REQUESTER. DO NOT
DEPARTMENT OF THE TREASURY        CERTIFICATION                SEND TO THE IRS.
INTERNAL REVENUE SERVICE
--------------------------------------------------------------------------------
PLEASE PRINT OR TYPE

Name (if a joint account or you changed your name, see Specific Instructions on page 2.)

LNR SANDS HOLDINGS INC.
--------------------------------------------------------------------------------
Business name, if different from above. (See Specific Instructions on page 2.)

--------------------------------------------------------------------------------
Check appropriate box:    [ ] Individual/Sole proprietor   [X] Corporation
                          [ [ Partnership                  [ ] Other
--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)           Requester's name and
                                                          address (optional)
760 NW 7TH AVENUE
--------------------------------------------------------------------------------
City, state, and ZIP code

MIAMI, FL 33172
--------------------------------------------------------------------------------
PART I TAXPAYER IDENTIFICATION NUMBER (TIN)               List account number(s)
                                                          here (optional)
Enter your TIN in the     Social security number
appropriate box.               -        -
For individuals, this              or
is your social security   Employer identification number  PART II FOR PAYEES
number (SSN). However,    8 8 - 0 3 7 8 - 2 3 3           EXEMPT FROM BACKUP
if you are a resident                                     WITHHOLDING (SEE
alien OR a sole proprietor, see the instructions          THE INSTRUCTIONS ON
on page 2. For other entities, it is your                 PAGE 2.)
employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 2.

NOTE: IF THE ACCOUNT IS MORE THAN ONE NAME, SEE THE
CHART ON PAGE 2 FOR GUIDELINES ON WHOSE NUMBER TO
ENTER.
--------------------------------------------------------------------------------
PART III CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
SIGN
HERE    SIGNATURE   /s/ MARGARET A. JORDON      DATE 12/8/97
--------------------------------------------------------------------------------

PURPOSE OF FORM.--A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued.)

     2.   Certify you are not subject to backup withholding, or

     3.   Claim exemption from backup withholding if you are an exempt payee.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM IF IT IS SUBSTANTIALLY SIMILAR TO THIS FORM W-9.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1.   You do not furnish your TIN to the requester, or

     2.   The IRS tells the requester that you furnished an incorrect TIN, or

     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.

     Certain payees and payments are exempt from backup withholding. See the
Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM
W-9

PENALTIES

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.--If the requester discloses or uses TINs in violation of
Federal law, the requester may be subject to civil and criminal penalties.
--------------------------------------------------------------------------------
                                 CAT. NO. 10231X
                                                           FORM W-9 (REV. 12-96)